REAL SILK INVESTMENTS, INC.
                445 North Pennsylvania Street
                          Suite 500
                   Indianapolis, IN  46204


                        PRESS RELEASE


                       December 8, 1998



Real Silk Investment, Incorporated, announced that it has engaged Piper Jaffray, Inc. to assist the Board of Directors in evaluating the Company's strategic alternatives. These alternatives, among others, include continuing as is, merging with another investment company or liquidation. Piper Jaffray is a leading investment bank with substantial expertise in assisting companies in the evaluation of their strategic alternatives.

On March 20, 1998, the Board of Directors of Real Silk Investments, Inc. announced its intention to explore options for the future of the Company.
That decision was precipitated by the termination of potential liability under the "Built-in Gains Tax" at the end of the current year and health problems of the president of the Company.

The Built-in Gains Tax is a tax on the gains in the portfolio of the Company as of the date of its conversion to a regulated investment company, which are realized during the ten-year period commencing with the conversion. In the case of Real Silk, this period commenced on January 1, 1989 and ends
January 1, 1999.


                              REAL SILK INVESTMENTS, INC.




                              Lorretta A. Cox
                              Secretary